UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Document Security Systems, Inc. (the “Company”, “we”, “us” or “our”) will be held on Friday, June 1, 2018, at 11:00 a.m. (Eastern Standard Time) at the LaGuardia Plaza Hotel, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 for the purposes of:

1.	Considering and voting upon a proposal to elect nine directors to the Company’s Board of Directors to hold office until the next Annual Meeting;

2.	Considering and voting upon a proposal to ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	Conducting an advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on Thursday, April 5, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

This year, we are again implementing the “Notice and Access” method approved by the Securities and Exchange Commission that allows companies to provide proxy materials to stockholders via the Internet. The Internet will be used as our primary means of furnishing proxy materials to our stockholders. Consequently, stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly.

A Notice of Internet Availability of Proxy Materials, which contains specific instructions on how to access those materials via the Internet and vote online, as well as instructions on how to request paper copies, will be mailed to our stockholders on or about April 20, 2018. The Company’s Annual Report and the Proxy Statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com.

By order of the Board of Directors

Robert Fagenson Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2018

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote on at the Annual Meeting. The materials provide you with information on these proposals so that you can make an informed decision. We will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of common stock of the Company, par value $0.02 per share (the “Common Stock”), as of April 5, 2018, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 16,599,327 shares of Common Stock outstanding as of the Record Date. All shares of Common Stock shall vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint the persons named therein as your representative to vote your shares at the Annual Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we suggest that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of the Company’s Board of Directors, on the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2018, and for approval of executive compensation as disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table. We may also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “For” the nominees for director, “For” the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2018, and “For” approval of the executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Registered Stockholders (Stockholders of Record)

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are a stockholder of record who may vote at the Annual Meeting. As the stockholder of record, you have the right to direct the voting of your shares via the internet or telephone or, if you request, by returning a proxy card to us. You may also vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote via the internet or telephone, or if you request, complete, date and sign a proxy card and provide specific voting instructions to ensure that your shares will be voted at the Annual Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by following the voting instructions contained in the Notice; however, you will not be able to vote in person at the Annual Meeting.

How do I vote?

Stockholders of record (also called registered stockholders) may vote by any of the following methods:

A. By mail: if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Annual Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

B. By Internet: read the proxy materials and follow the instructions provided in the Notice.

C. By toll-free telephone: read the proxy materials and call the toll free number provided for in the proxy voting instructions.

D. In person at the Annual Meeting.

If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, you may vote by any of the following methods:

A. By Mail: If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Annual Meeting.

B. By Internet: You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

C. By toll-free telephone: You may vote by calling the toll free telephone number found in the proxy voting instructions.

D. In Person: If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

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What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards, and provide your voting instructions, to ensure that all of your shares are voted for each of the proposals.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting;

●	submitting a vote at a later time via Internet or telephone before the closure of those voting facilities at 11:59 p.m. (Eastern Time) on May 31, 2018; or

●	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker dealer or other nominee, you must instruct your broker, bank, broker dealer or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, broker dealer or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank, broker dealer or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to any matters.

Assuming the presence of a quorum at the meeting:

●	The election of directors will be determined by an affirmative vote of a majority of the votes cast for each director at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

●	The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board on executive compensation.

●	The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

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Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting disclosing the final voting results.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 300, Rochester, New York 14623, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the LaGuardia Plaza Hotel, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on Friday, June 1, 2018, at 11:00 a.m. (Eastern Standard Time) and at any adjournments or postponements thereof. Solicitation of proxies may be made by directors, officers, a solicitor or other employees of the Company. Compensation may be paid to a proxy solicitor should the Company determine that such services are required. This solicitation of proxies is being made by the Company which will bear all costs associated with the delivery of the proxy materials and the solicitation of proxies. Whether or not you expect to attend the Annual Meeting in person, please vote via the internet or telephone, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions. The Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to all stockholders of record on or about April 20, 2018. The proxy voting instructions accompanying the Notice describe the process for voting your shares via the Internet or by telephone.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.

RECORD DATE

Stockholders of record at the close of business on April 5, 2018 (the “Record Date”) will be entitled to vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors, and “FOR” Proposals 2 and 3, the persons named in the Proxy (Robert Bzdick, Secretary of the Company, and Jeffrey Ronaldi, Chief Executive Officer of the Company), or either one of them who acts (the “Proxy Representative”), will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company;

(2)	FOR ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)	FOR approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table; and

(4)	According to their judgment on the transaction of such matters or other business as may properly come up for vote at the Annual Meeting or any adjournments or postponements thereof.

If the giver of the Proxy provides voting instructions to cast a vote “AGAINST” any or all of the nominated directors or any of the proposals, the Proxy Representative will vote such shares accordingly. If the giver of the Proxy provides voting instructions to “ABSTAIN” from voting on any or all of the above proposals, the Proxy Representative will accordingly abstain from voting the shares. For registered stockholders, if no specific voting instructions are given to the Proxy Representative, then the Proxy Representative will vote “FOR” the election of the director nominees set forth in Proposal 1 and “FOR” Proposals 2 and 3 and according to their judgment on any other matters properly submitted for a vote at the Annual Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of April 12, 2018 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director, director nominee and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all of the Company’s directors, director nominees and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his or her name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 200 Canal View Boulevard, Suite 300, Rochester, New York 14623.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of April 12, 2018.

The percentage of shares beneficially owned are based on 16,599,327 shares of our Common Stock issued and outstanding as of April 12, 2018, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on April 12, 2018, plus (b) the number of shares such person has the right to acquire within 60 days of April 12, 2018.

Name	Number of Shares Beneficially Owned		Percentage of Outstanding Shares Beneficially Owned
Robert Fagenson	340,685	(1)	2.05%
Jeffrey Ronaldi	585,780	(2)	3.52%
Robert B. Bzdick	357,309	(3)	2.14%
Warren Hurwitz	14,583	(4)	*
Joseph Sanders	733,366	(5)	4.40%
Heng Fai Ambrose Chan	2,145,912	(6)	12.93%
Pamela Avallone	3,333	(7)	*
William Lerner	3,333	(7)	*
Clark A. Marcus	4,508	(8)	*
Philip Jones	84,158	(9)	*
All officers and directors as a group (10 persons)	4,272,969		25.25%
5% Shareholders
Heng Fai Ambrose Chan	See Above		See Above

* Less than 1%.

(1) Includes 297,931 shares of the Company’s Common Stock, 20,027 shares of the Company’s Common Stock issuable upon the exercise of currently exercisable stock options within 60 days of April 12, 2018, and 22,727 shares of the Company’s Common Stock issuable upon the exercise of currently exercisable warrants within 60 days of April 12, 2018.

(2) Includes 520,603 shares of the Company’s Common Stock, 51,775 shares of the Company’s Common Stock issuable upon exercise of stock options within 60 days of April 12, 2018, and 13,402 shares of the Company’s Common Stock issuable upon exercise of warrants within 60 days of April 12, 2018.

(3) Includes 304,996 shares of the Company’s Common Stock, 29,586 shares of the Company’s Common Stock issuable upon the exercise of stock options within 60 days of April 12, 2018, and 22,727 shares of the Company’s Common Stock issuable upon the exercise of currently exercisable warrants within 60 days of April 12, 2018.

(4) Includes 3,750 shares of the Company’s Common Stock and 10,833 shares of the Company’s Common Stock issuable upon exercise of stock options within 60 days of April 12, 2018.

(5) Consists of 650,033 shares of the Company’s Common Stock and 83,333 shares of the Company’s Common Stock issuable upon exercise of warrants within 60 days of April 12, 2018.

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(6) Includes 2,912 individually owned shares of the Company’s Common Stock, 500,000 shares of the Company’s Common Stock owned by BMI Capital Partners International Limited, 960,000 shares of the Company’s Common Stock owned by Heng Fai Holdings Limited, and 683,000 shares of the Company’s Common Stock owned by Henfai Business Development Pte. Ltd. Mr. Chan has dispositive power over all of these shares.

(7) Includes 3,333 shares of the Company’s Common Stock issuable upon the exercise of options within 60 days of April 12, 2018.

(8) Consists of 1,175 shares of the Company’s Common Stock owned by Mr. Marcus’ son, over which Mr. Marcus has dispositive power pursuant to a power of attorney and 3,333 shares of the Company’s Common Stock issuable upon the exercise of options within 60 days of April 12, 2018.

(9) Includes 64,688 shares of the Company’s Common Stock, and 19,470 shares of the Company’s Common Stock issuable upon the exercise of options within 60 days of April 12, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2017, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act, with the following exceptions: Clark Marcus’ Initial Statement of Beneficial Ownership of Securities on Form 3, due on August 11, 2017, was filed on September 27, 2017; Pamela Avallone’s Initial Statement of Beneficial Ownership of Securities on Form 3, due on August 11, 2017, was filed on September 8, 2017; William Lerner’s Initial Statement of Beneficial Ownership of Securities on Form 3, due on August 11, 2017, was filed on April 16, 2018.

Transactions with Related Persons

Heng Fai Holdings Limited purchased 800,000 shares of restricted common stock of the Company on September 8, 2017 in a private offering. The purchase price was $0.75 per share. As part of this private offering, Heng Fai Holdings Limited also received a warrant to purchase up to 160,000 additional shares of the Company’s common stock at an exercise price of $1.00 per share. Mr. Heng Fai Ambrose Chan is an officer and owner of Heng Fai Holdings Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On September 12, 2017, Hengfai Business Development Pte Ltd received 683,000 shares of restricted common stock of the Company in connection with a Securities Exchange Agreement between the Company and Hengfai Business Development Pte Ltd. Mr. Heng Fai Ambrose Chan is the Chief Executive Officer and owner of Hengfai Business Development Pte Ltd and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On September 12, 2017, BMI Capital Partners International Limited exercised a warrant and purchased 200,000 shares of restricted common stock of the Company, at an exercise price of $0.75 per share. Mr. Heng Fai Ambrose Chan is a director of BMI Capital Partners International Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On December 13, 2017, Heng Fai Holdings Limited exercised a warrant and purchased 160,000 shares of restricted common stock of the Company, at an exercise price of $1.00 per share. Mr. Heng Fai Ambrose Chan is an officer and owner of Heng Fai Holdings Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On February 13, 2018, the Company and Pamela Avallone entered into a Consulting Agreement (the “Agreement”). Pursuant to the Agreement, Ms. Avallone provides general intellectual property guidance on all of the Company’s intellectual property matters. The term of the Agreement is four months. Ms. Avallone receives cash compensation in the amount of $7,500 per month under the Agreement. Ms. Avallone is a director of the Company and a related party.

On March 1, 2018, the Company entered into an Outsource Technology Development Agreement (the “Agreement”) with HotApp International Ltd., which may be terminated by either party on 30-days’ notice. The purpose of the Agreement is to facilitate the Company’s development of a software application to be included as part of the Company’s AuthentiGuard® Technology suite. Under the Agreement, the Company agreed to pay $23,000 per month for access to HotApp International Ltd.’s software programmers. Mr. Heng Fai Ambrose Chan is a principal owner of HotApp International Ltd and, as a director of the Company, is a related party.

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On March 30, 2018, Joseph Sanders completed the purchase of 400,000 shares of restricted common stock of the Company pursuant to a Securities Purchase Agreement with the Company dated August 30, 2017, and received an immediately exercisable warrant to purchase up to an additional 80,000 shares of the Company’s common stock at an exercise price of $1.00 per share. Mr. Sanders is a director of the Company and a related party.

Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws, as amended, specify that the number of directors shall be at least three and no more than nine persons, unless otherwise determined by a vote of the majority of the Board of Directors. The Board has set the number of directors at nine. All nine nominees named below have been nominated by the Company to stand for election as incumbents. Each director of the Company serves for a one-year term (or until the next annual meeting of stockholders) or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. There are no familial relationships among any of our directors or nominees. Except as indicated below, none of the nominees is a director in any other reporting companies. None of our nominees has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our nominees, or any associate of any such nominee is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age
Robert B. Fagenson	69
Jeffrey Ronaldi	52
Joseph Sanders	58
Robert B. Bzdick	63
Heng Fai Ambrose Chan	73
Warren Hurwitz	53
Pamela Avallone	47
William Lerner	78
Clark Marcus	76

The principal occupation and business experience for each director nominee, for at least the past five years, is as follows:

Robert B. Fagenson spent the majority of his career at the New York Stock Exchange, where he was Managing Partner of one of the largest specialist firms operating on the exchange trading floor. Having sold his firm and subsequently retired from that business in 2007, he has since been the Chief Executive Officer of Fagenson & Co., Inc., a 50 year old broker dealer that is engaged in institutional brokerage as well as investment banking and money management. On March 1, 2012, Fagenson & Co., Inc. transferred its brokerage operations, accounts and personnel to National Securities Corporation and now operates as a branch office of that firm. On April 4, 2012, Mr. Fagenson was elected Chairman of the Board of National Holdings Corporation which is the parent of National Securities Corporation, a full line broker dealer with offices around the United States. On January 1, 2015, Mr. Fagenson was named Chief Executive Officer of National Holdings Corporation. On February 1, 2017, Mr. Fagenson retired as Chairman and CEO of National Holdings Corporation and now serves as Vice Chairman of that company’s Board of Directors.

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During his career as a member of the New York Stock Exchange beginning in 1973, Mr. Fagenson served as a Governor on the trading floor and was elected to the NYSE Board of Directors in 1993, where he served for six years, eventually becoming Vice Chairman of the Board in 1998 and 1999. He returned to the NYSE Board in 2003 and served as a director until the Board was reconstituted with only non-industry directors in 2004.

Mr. Fagenson has previously served on the boards of a number of public companies and is presently the Non-Executive Chairman of the Board of Directors of Document Security Systems, Inc. He has served as a director of the Company since 2004 and as the Board’s Non-Executive Chairman since 2008. He is also a director of the National Organization of Investment Professionals (NOIP).

In addition to his business-related activities, Mr. Fagenson serves as Vice President and a director of New York Services for the Handicapped, Treasurer and director of the Centurion Foundation, Director of the Federal Law Enforcement Officers Association Foundation, Treasurer and director of the New York City Police Museum and as a member of the Board of the Sports and Arts in Schools Foundation. He is a member of the alumni boards of both the Whitman School of Business and the Athletic Department at Syracuse University. He also serves in a voluntary capacity on the boards and committees of many civic, social and community organizations. Mr. Fagenson received his B.S. degree in Transportation Sciences & Finance from Syracuse University in 1970. Mr. Fagenson’s extensive experience as a board member for many public companies and as a corporate executive qualifies him to serve on our board of directors.

Jeffrey Ronaldi has served as the Company’s Chief Executive Officer and director since July 1, 2013. Mr. Ronaldi had previously served as Lexington Technology Group, Inc.’s Chief Executive Officer since November 9, 2012. He also has served since July 2011 as Managing Director at HPR Capital, LLC; since January 2008 he has also served as Managing Partner of CTD Group, LLC and since June 2005, he has served as Managing Director of SSL Services, LLC. From November 2008 to November 2010, he served as Chief Executive Officer at Turtle Bay Technologies, an intellectual property management firm that provides strategic capital, asset management services and guidance for intellectual property owners. Mr. Ronaldi’s experience with Turtle Bay Technologies and management of intellectual property qualifies him to serve on our board of directors.

Robert B. Bzdick joined the Company on February 17, 2010 as Chief Operating Officer after the Company’s acquisition of its wholly-owned subsidiary, Premier Packaging Corporation, for which Mr. Bzdick was the Chief Executive Officer. Mr. Bzdick became a director of the Company in March 2010 and served as the Company’s acting Chief Executive Officer from December 2012 until completion of the Company’s merger with Lexington Technology Group, Inc. in July 2013. Upon completion of the merger, Mr. Bzdick resigned as Chief Executive Officer of the Company and was appointed President of the Company, and continues to serve in that capacity. Prior to founding Premier Packaging Corporation in 1989, Mr. Bzdick held positions of Controller, Sales Manager, and General Sales Manager at the Rochester, New York division of Boise Cascade, LLC (later Georgia Pacific Corporation). Mr. Bzdick has over 30 years of experience in manufacturing and operations management in the printing and packaging industry. Mr. Bzdick brings his considerable packaging and printing industry experience to the Company, which qualifies him to serve on our board of directors.

Heng Fai Ambrose Chan has served as a director of the Company since February 12, 2017. On September 11, 2017, Mr. Chan and the Company entered into an agreement whereby Mr. Chan also serves as the Chief Executive Officer of the Company’s wholly-owned subsidiary, DSS International Inc. Mr. Chan is an expert in banking and finance, with years of experience in the industry. Mr. Chan has restructured 35 companies in various industries and countries in the past 40 years. Mr. Chan currently serves as the Chief Executive Officer of Singapore eDevelopment Limited (SED), a publicly traded company on the Singapore Stock Exchange. He also serves as a director of BMI Capital Partners International Ltd., a wholly-owned subsidiary of SED. Mr. Chan also serves on the board of Holista CollTech Limited, a publicly traded company listed on the Australian Securities Exchange.

Mr. Chan formerly served as (i) Managing Chairman of Heng Fai Enterprises Limited (now known as ZH International Holdings Limited) which trades on the Hong Kong Stock Exchange; (ii) the Managing Director of SGX Catalist-listed SingHaiyi Group Ltd., which under his leadership, transformed from a failing store-fixed business provider with net asset value of less than $10 million into a property trading and investment company and finally to a property development company with net asset value over $150 million before Mr. Chan ceded controlling interest in late 2012; (iii) the Executive Chairman of China Gas Holdings Limited, a formerly failing fashion retail company listed on the Hong Kong Stock Exchange, which under his direction, was restructured to become one of the few large participants in the investment in and operation of city gas pipeline infrastructure in China; (iv) a director of Global Med Technologies, Inc., a medical company listed on NASDAQ engaged in the design, development, marketing and support information for management software products for healthcare-related facilities; (v) a director of Skywest Limited, an ASX-listed airline company; and (vi) the Chairman and Director of American Pacific Bank.

In 1987, Mr. Chan acquired American Pacific Bank, a full-service U.S. commercial bank, and brought it out of bankruptcy. He recapitalized, refocused and grew the bank’s operations. Under his guidance it became a NASDAQ-listed high asset quality bank with zero loan losses for over five consecutive years before it was ultimately bought and merged into Riverview Bancorp Inc. Prior to its acquisition and merger, it was ranked #13 by the Seattle Times “Annual Northwest’s Top 100 Public Companies”, and ranked #6 in Oregon state, ahead of names such as Nike, Microsoft, Costco, AT&T Wireless and Amazon.com. Mr. Chan’s international business contacts and experience qualifies him to serve on our board of directors.

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Joseph Sanders has served as a director of the Company since October 1, 2015. Mr. Sanders graduated with a BS in Business Administration and Finance from the University of Southern California and went on to receive an MBA in Finance from Loyola Marymount University. He received his license as a financial advisor in 1981, and then worked as a financial analyst at Hughes Aircraft for two years. Thereafter, between 1983 and 2001, Mr. Sanders served as a financial advisor at Dean Witter, EF Hutton, Shearson Lehman, Bateman Eichler, AG Edwards, Sutro and Morgan Stanley. Since 2001, Mr. Sanders has served as a Registered Investment Advisor with a firm formerly known as Newport Coast Securities, which was recently acquired by WestPark Capital. All of this experience qualifies him to serve on our board of directors.

Warren Hurwitz has served as a director of the Company since July l1, 2013. Mr. Hurwitz has an extensive record managing all aspects of successful patent monetization campaigns. Since 2015, Mr. Hurwitz co-founded and managed Advanced Silicon Technologies (AST), a private investment company with a large patent portfolio in the high-tech space, where he managed a successful licensing and litigation campaign in the International Trade Commission (ITC), the U.S. District Court and the German patent court. Prior to Advanced Silicon Technologies, Mr. Hurwitz co-founded Altitude Capital Partners (Altitude) in March 2005, a private investment firm focused on investing in, enforcing and protecting the rights of intellectual property assets. Prior to Altitude, Mr. Hurwitz was a Senior Vice President at HSBC Capital (USA), the U.S. based Private Equity arm of HSBC Group. Earlier in his tenure with HSBC, Mr. Hurwitz was the CFO of the firm’s U.S. Investment Banking Division and held various positions within HSBC Markets (USA) Inc. Prior to HSBC, Mr. Hurwitz was with Nomura Securities International and Oppenheimer & Company. Mr. Hurwitz holds an MBA, with dual concentration in Finance and Information and Communications Systems (ICS) from the Gabelli Graduate School of Business at Fordham University and graduated with a B.A. in Economics from the University of Albany. Mr. Hurwitz’s broad experience qualifies him to serve on our Board of Directors.

Pamela Avallone is a Registered U.S. Patent Attorney and medical doctor with over 25 years of combined scientific, medical and legal experience. Dr. Avallone has served as a director of the Company since August 1, 2017. Throughout her legal career, Dr. Avallone’s practice has focused on intellectual property litigation and transactions, science and technology law, and regulatory matters with experience as both in-house and outside counsel. Dr. Avallone is an advisor in the technology and litigation finance sectors and is an Advisory Board Member and Executive Council member of the Entrepreneurship and Innovation Program at the University of New Haven. From 2014-2016, Dr. Avallone served as Director of Intellectual Property Investments for Brickell Key Asset Management, LLC (“BKI”). Prior to BKI, Dr. Avallone was a shareholder at the law firm Polsinelli P.C. (New York, 2012-2014), and an attorney at the law firms of Edwards Wildman Palmer LLP (Boston, 2007-2012), and Frommer Lawrence & Haug LLP (New York, 2002-2005). Dr. Avallone was Intellectual Property Counsel for Rembrandt IP Management (2005-2007), where she managed IP litigation and acquisitions in the telecommunications, semiconductor, medical device, and healthcare sectors. During her Boston-based law firm practice, Dr. Avallone concurrently served as in-house counsel for Cequent Pharmaceuticals, Inc. (Vice President, Intellectual Property and Legal Affairs, 2007-2010, after which Cequent merged with MDRNA, Inc. to form Marina Biotech Inc.) and GnuBIO, Inc. (Vice President, Intellectual Property and Legal Affairs, 2007-2014, after which GnuBIO was acquired by Bio-Rad Laboratories, Inc.).

Prior to practicing law, Dr. Avallone worked in clinical research in cardiothoracic surgery (Yale-New Haven Hospital, 1991-1995), as a Research Assistant in the Department of Discovery Technologies for Neurogen Corporation (1997-1998), and as a Research Scientist in the Department of Research Technologies for Bayer Corporation (1998-2001).

Dr. Avallone earned her J.D. with a concentration in intellectual property and communications law from Yeshiva University, Cardozo School of Law, her M.D. from University of Medicine and Health Sciences, her M.S. from Southern Connecticut State University, and her B.S. (cum laude) from University of New Haven. Dr. Avallone’s expertise in patent and transactional law and IP finance qualifies her to serve on our board of directors.

William Lerner, a graduate of Cornell University and of the New York University School of Law, is a member of the bars of New York and Pennsylvania. Mr. Lerner has served as a director of the Company since August 1, 2017. His career includes service with the U.S. Securities & Exchange Commission, The American Stock Exchange and as General Counsel to a major New York Stock Exchange brokerage/investment banking/financial services firm. Most recently Mr. Lerner has been and is engaged in the private practice of corporate and securities law in New York and in Pennsylvania, and in Toronto, Canada as a NAFTA Consultant in providing strategic and legal consulting as well as corporate governance and crisis management services to both public and private companies both in the United States and Canada.

During the period from 2000 to December 2015 when it was liquidated, Mr. Lerner was a member of the Board of Trustees and Chairman of the Compliance Committee of the Daily Income Fund, a money market mutual fund whose portfolio is managed by Reich & Tang Asset Management, LLC. During the period from 2013 to September 2016, Mr. Lerner was a director of National Holdings Corporation (“NHLD”) and Chairman of the Governance Committee, a holding company for National Securities Corporation, vFinance Investments, Inc., National Asset Management, Inc. and Naitonal Insurance Corporation. National Securities and vFinance are broker-dealers registered with the Securities and Exchange Commission, and members of FINRA and SIPC. Mr. Lerner resigned as a director of National Asset Management, an SEC registered investment adviser, effective December 31, 2016. During the period from 2013 to September 2016, Mr. Lerner was Chairman of the Board of Sanomedics International Holdings, Inc. (SIMH), a medical technology company. Mr. Lerner’s legal expertise and experience in the financial industry qualify him to serve on our board of directors.

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Clark A. Marcus has served as a director of the Company since August 1, 2017. Mr. Marcus is Chairman of the Board and Chief Executive Officer of Advanzeon Solutions, Inc. located in Tampa, Florida, positions he has held since May 2009. From September, 1993 until October, 2008, Mr. Marcus served as Chairman of the Board of The Amacore Group, Inc. (f/k/a Eye Care International, Inc.), and he formerly served as Amacore’s Chief Executive Officer and President.

Mr. Marcus currently serves on the Board of Directors for America’s Agenda: Health Care for All. He also serves on the Corporate Leadership Advisory Council to the U.S. Chamber of Commerce. Mr. Marcus previously served as a member of the American Academy of Ophthalmology’s Corporate Advisory Council; participated as guest lecturer at various national healthcare conferences and has authored numerous healthcare related articles published in various national healthcare publications such as “Managed Care Weekly” and “Managing Employee Health Benefits.” Mr. Marcus has been a practicing attorney since 1968 and was a Partner in the New York law firms of Victor & Marcus and Marcus & Marcus. In his general practice, Mr. Marcus represented clients engaged in a number of corporate financing and international transactions and investment ventures. Mr. Marcus’s legal expertise and experience in leading various companies qualify him to serve on our board of directors.

There are no legal proceedings that have occurred within the past ten years concerning our directors which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Each independent director (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide) is entitled to receive base cash compensation of $12,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Directors meeting he or she attends, and an additional $500 for each committee meeting he or she attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2013 Employee, Director and Consultants Equity Incentive Plan. Non-independent members of the Board of Directors do not receive cash compensation in their capacity as directors, except for reimbursement of travel expenses.

Director Compensation

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors for their service in 2017:

	Fees Earned or	Stock	Option
Name	Paid in Cash	Awards	Awards (1) (2)	Total
	($)	($)	($)	($)

Robert B. Fagenson	$25,500	$-	$-	$25,500
Pamella Avallone (3)	10,000	-	-	10,000
Joseph Sanders	21,000	-	-	21,000
Warren Hurwitz	22,000	-	-	22,000
Heng Fai Ambrose Chan (4)	10,000	-	-	10,000
William Lerner (3)	10,000	-	-	10,000
Clark Marcus (3)	7,500	-	-	7,500

(1)	No options were granted to independent directors during the year ended December 31, 2017.

(2)

At December 31, 2017, the following independent directors held previously issued options to purchase the Company’s Common Stock in the following amounts: Mr. Fagenson, 16,694 shares, and Mr. Hurwitz, 7,500 shares.

(3)	Each of Pamela Avallone, Clark Marcus and William Lerner commenced their respective service as directors of the Company on August 1, 2017.

(4)

Mr. Chan’s service as a director of the Company commenced on February 12, 2017. Mr. Chan qualified as an independent director until July 27, 2017, on which date he became an employee of one of the Company’s subsidiaries.

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Board of Directors and Committees

The Company has determined that each of the following incumbent directors and nominees, being Mr. Hurwitz, Mr. Fagenson, Mr. Sanders, Mr. Lerner, Mr. Marcus and Ms. Avallone, qualify as independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide).

In fiscal 2017, each of the Company’s independent directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2017, the Board held nine meetings and acted by written consent on three occasions. The Board’s independent directors met in executive session on three occasions outside the presence of the non-independent directors and management.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held five meetings in 2017, and acted by written consent on two occasions. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. The Audit Committee is currently comprised of Robert Fagenson, Warren Hurwitz and Clark Marcus. Robert Fagenson is qualified as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended. Each of the members of the Audit Committee is an independent director (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee held three meetings in 2017.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. The Compensation and Management Resources Committee currently consists of Robert Fagenson, Pamela Avallone and William Lerner, each being an independent director (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans, applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

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The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee currently consists of Robert Fagenson, William Lerner and Joseph Sanders, each an independent director (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Nominating and Corporate Governance Committee held five meetings in 2017. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com. The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by shareholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

Code of Ethics

The Company has adopted a code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Investors/Corporate Governance section of our web site at www.dsssecure.com.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Robert Fagenson currently serves as Chairman of the Board and Jeffrey Ronaldi currently serves as Chief Executive Officer of the Company and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and the Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

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DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our web site, www.dsssecure.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our web site. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: Document Security Systems, Inc., Nominating and Corporate Governance Committee, 200 Canal View Boulevard, Suite 300, Rochester, New York 14623. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Robert Fagenson, Chairman of the Board, 200 Canal View Boulevard, Suite 300, Rochester, New York 14623. All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of three independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2017.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

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Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 6, 2018.

Robert Fagenson, Audit Committee Member

Warren Hurwitz, Audit Committee Member

Clark Marcus, Audit Committee Member

EXECUTIVE OFFICERS

The persons who are serving as Named Executive Officers of the Company as of April 18, 2018 are Jeffrey Ronaldi, Chief Executive Officer, Robert Bzdick, President, and Philip Jones, Chief Financial Officer. The biographies for each of Jeffrey Ronaldi and Robert Bzdick are contained herein in the information disclosures relating to the Company’s nominees for director.

Philip Jones, 49, joined the Company in 2005 as Controller and Principal Accounting Officer and has been the Company’s Chief Financial Officer since May 2009. Mr. Jones also serves as the Company’s Treasurer. Prior to joining the Company, Mr. Jones held financial management positions at Zapata Corporation, a public holding company, and American Fiber Systems, a private telecom company. In addition, Mr. Jones was a CPA at PriceWaterhouseCoopers and Arthur Andersen. Mr. Jones holds a Bachelor’s Degree in Economics from SUNY Geneseo and an MBA from the Rochester Institute of Technology. Mr. Jones is on the board of directors of BoxScore Brands, Inc. (fka U-Vend, Inc).

There are no familial relationships among any of our officers or directors. None of our executive officers has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our executive officers or any associate of any such officer is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Each executive officer serves at the pleasure of the Board of Directors.

There are no legal proceedings that have occurred within the past ten years concerning our executive officers which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by each of the persons serving as the Company’s Chief Executive Officer, Chief Financial Officer and President, referred to herein collectively as the “Named Executive Officers”, or NEOs, for services rendered to us for the years ended December 31, 2017 and 2016:

					Non- Equity
Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards	Incentive Plan Compensation	All Other Compensation(2)	Total
						($)

Jeffrey Ronaldi	2017	$200,000	$63,000	$-	$100,000	$-	$363,000
Chief Executive Officer	2016	150,000	68,750	-	-	-	$218,750

Robert B. Bzdick	2017	200,000	42,000	-	177,100	22,626	$441,726
President	2016	200,000	-	-	129,928	22,383	$352,311

Philip Jones	2017	150,000	-	-	-	-	$150,000
Chief Financial Officer	2016	150,000	27,500	-	-	4,500	$182,000

(1)	Represents the total grant date fair value of restricted stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 9 to our financial statements for the year ended December 31, 2017.

(2)	Consists of health insurance premiums and automobile expenses paid by the Company.

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Employment and Severance Agreements

Mr. Bzdick serves as the Company’s President pursuant to an employment agreement that runs until December 31, 2019 (the “Bzdick Employment Agreement”). The Bzdick Employment Agreement was originally executed on February 10, 2010, and was later amended effective July 1, 2013. Mr. Bzdick’s annual base salary under the Bzdick Employment Agreement is $200,000. Mr. Bzdick is also entitled to receive an annual bonus each calendar year equal to 10% of Net After-tax Income plus depreciation, amortization, and stock-based compensation of Premier Packaging Corporation (an operating subsidiary of the Company). The Bzdick Employment Agreement also provides for non-competition covenants by Mr. Bzdick in favor of the Company for the longer of (i) one year after termination of employment, or (ii) any period during which Mr. Bzdick receives severance payments.

Mr. Jones is an “at will” employee and earns an annual base salary of $175,000. Mr. Jones’ base salary was increased from $150,000 to $175,000 effective on January 1, 2018. If Mr. Jones’ employment is involuntarily terminated by the Company, the Company will pay Mr. Jones severance in the amount of four months current base salary in bi-weekly installments in accordance with the Company’s regular payroll practices.

On December 30, 2016, the Company entered into an employment agreement with Jeffrey Ronaldi to continue his service as the Company’s Chief Executive Officer (the “Agreement”). The Agreement provided for a one-year employment term, which commenced on January 1, 2017 and ended on December 31, 2017. Mr. Ronaldi’s annual base salary under the Agreement was $200,000. In addition to the base salary, the Agreement also contained bonus provisions. The cash performance bonus provision allowed for Mr. Ronaldi to receive up to 50% of his base salary (the “Cash Bonus”) if the Company achieves certain established EBITDA targets in 2017. The full bonus of $100,000 will be payable to Mr. Ronaldi if the Company achieves adjusted EBITDA of $1,000,000 or greater during 2017. Such Cash Bonus will be proportional for EBITDA amounts that fall below $1,000,000. As and for an example, if adjusted EBITDA for 2017 is $500,000, then Mr. Ronaldi’s Cash Bonus would be a prorated $50,000. Any earned Cash Bonus will be calculated and payable once audited financial results are available for 2017. Mr. Ronaldi was also potentially eligible for an intellectual property performance bonus (the “IP Performance Bonus”) which consists of a percentage of either the Net Litigation Proceeds (as defined in the Agreement), the Net Licensing Proceeds (as defined in the Agreement), or a percentage of Net Sales Proceeds (as defined in the Agreement) received by the Company during the term of the Agreement. Under the IP Performance Bonus clause of the Agreement, Mr. Ronaldi would receive 15% of the Net Litigation Proceeds, Net Licensing Proceeds or Net Sales Proceeds received by the Company. No IP Performance Bonus was paid.

Pursuant to the Agreement, Mr. Ronaldi also received a common stock grant of 25,000 shares of the Company’s common stock which vested on the grant date. If the Company achieves adjusted EBITDA of $500,000 and a stock trading price of at least $1.00 per share by the close of the fourth quarter of 2017, then the Company will be obligated to make another grant of common stock to Mr. Ronaldi in the amount of 50,000 shares (the “Stock Bonus”). On March 21, 2018, the Company issued the Stock Bonus as each of the EIBTDA and stock trading price benchmarks were satisfied. The Agreement also contained standard twelve-month non-competition and non-solicitation restrictions in favor of the Company. The Agreement expired on December 31, 2017, and Mr. Ronaldi became an at-will employee of the Company effective on January 1, 2018.

As of the date of this Proxy Statement, Mr. Ronaldi continues to serve as the Chief Executive Officer of the Company and is an at-will employee. He earns an annualized base salary of $200,000. The Company and Mr. Ronaldi are currently negotiating the terms for a proposed new employment agreement, and the process is ongoing as of the date of this Proxy Statement.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers that were outstanding as of December 31, 2017:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Number of Shares of Stock That Have Not Vested (1)	Market Value of Shares of Stock That Have Not Vested (2)	Option Exercise Price	Option Expiration Date
	(#)	(#)	(#)	($)	($)
	Exercisable	Un-exercisable
Philip Jones	11,095				8.00	3/5/2019
	8,375				2.40	12/18/2019
Robert B. Bzdick	29,586		-	-	8.00	3/5/2019

Jeffrey Ronaldi	51,775				8.00	3/5/2019

(1)	All stock grants have vested.

(2)	Represents the total grant date value of restricted stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 9 to our financial statements for the year ended December 31, 2017.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for fiscal 2018.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick CPAs, P.C. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2017 and 2016 were approximately $119,106 and $118,437, respectively.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick CPAs, P.C., pertaining to the audit of the Company’s employee benefit plan, and review of the stand-alone financial statements for two of the Company’s subsidiaries for the year ended December 31, 2017. Audit related fees for the year ended December 31, 2016 include the audit of the Company’s employee benefit plan, and the review of the stand-alone financial statements for one of the Company’s subsidiaries. Audit related fees were approximately $30,400 and $17,500, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the years ended December 31, 2017 and 2016 were approximately $27,833 and $46,873, respectively.

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All Other Fees

There were no fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for other related services during the years ended December 31, 2017 and 2016.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s registered public independent auditing firm. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C in the most recent fiscal year. The percentage of hours expended on Freed Maxick CPAs, P.C.’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the Summary Compensation Table. The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Document Security Systems, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2018 Proxy Statement, as such compensation is disclosed in the Company’s 2018 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

ANNUAL REPORT

For stockholders receiving the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, the proxy card and voting instruction form will be available on-line at www.proxyvote.com on or about April 20, 2018. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

If you received the Notice and would also like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain them, without charge, by calling (800) 579-1639, by requesting the materials via the Internet at www.proxyvote.com, or by sending an e-mail to sendmaterial@proxyvote.com.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2018 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2019 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by December 19, 2018; provided, however, that if the date of the 2019 Annual Meeting of Stockholders is more than 30 days before or after June 1, 2019, notice by the stockholder must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2019 Annual Meeting, or (2) the 10th day following the first public announcement of the date of the 2019 Annual Meeting.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to March 4, 2019.

Under our Bylaws, to be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 90 days prior to the meeting anniversary date of the immediately preceding annual meeting or if no annual meeting was held for any reason in the preceding year, 90 days prior to the first Wednesday in December. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, certain officers and regular employees of the Company and other authorized persons such as a proxy solicitor may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

19

By order of the Board of Directors

Robert Fagenson Chairman of the Board

Rochester, New York
April 18, 2018

20

DOCUMENT SECURITY SYSTEMS, INC.
ATTN:JEFFREY D'ANGELO, GENERAL COUNSEL
200 CANAL VIEW BOULEVARD, SUITE 300
ROCHESTER, NY 14623

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
01 Robert B. Fagenson	☐	☐	☐
02 Jeffrey Ronaldi	☐	☐	☐
03 Robert B. Bzdick	☐	☐	☐
04 Heng Fai Ambrose Chan	☐	☐	☐
05 Joseph Sanders	☐	☐	☐
06 Pamela Avallone	☐	☐	☐
07 Warren Hurwitz	☐	☐	☐
08 William Lerner	☐	☐	☐
09 Clark Marcus	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Proposal to ratify the appointment of Freed Maxick CPAs,P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
3. Proposal to approve the executive compensation of the Company's executive officers disclosed in the Summary Compensation Table of the Company's Proxy Statement.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000372182_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

DOCUMENT SECURITY SYSTEMS, INC.
Annual Meeting of Stockholders
June 1, 2018 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert B. Bzdick and Jeffrey Ronaldi and each of them, proxies, with full powers of substitution, to each vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on June 1, 2018 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

Either of the proxies who shall be present and acting shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2 AND 3.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

0000372182_2 R1.0.1.17

Continued and to be signed on reverse side